Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying quarterly report of First Aid Direct, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2002, as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Jeffrey N Tabin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.




                                   By:  /s/  Jeffrey N Tabin
                                   --------------------------
                                   Name: Jeffrey N Tabin


Date:  October 21, 2002
       ----------------